T HI R D Q U A RT E R 2 0 2 4 Wabtec Financial Results & Company Highlights

FORWARD LOOKING STATEMENTS & NON-GAAP FINANCIAL INFORMATION This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. All statements, other than historical facts, including statements regarding Wabtec’s plans, objectives, expectations and intentions; Wabtec’s expectations about future sales, earnings and cash conversion; Wabtec’s projected expenses and cost savings associated with its Integration 2.0 initiative; Wabtec’s 5-year outlook (established in March 2022); Wabtec’s expectations for evolving global industry, market and macro-economic conditions and their impact on Wabtec’s business; synergies and other expected benefits from Wabtec’s acquisitions; Wabtec’s expectations for production and demand conditions; and any assumptions underlying any of the foregoing, are forward looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward- looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) changes in general economic and/or industry specific conditions, including the impacts of tax and tariff programs, inflation, supply chain disruptions, foreign currency exchange, and industry consolidation; (2) changes in the financial condition or operating strategies of Wabtec's customers; (3) unexpected costs, charges or expenses resulting from acquisitions and potential failure to realize synergies and other anticipated benefits of acquisitions, including as a result of integrating acquired targets into Wabtec; (4) inability to retain and hire key personnel; (5) evolving legal, regulatory and tax regimes; (6) changes in the expected timing of projects; (7) a decrease in freight or passenger rail traffic; (8) an increase in manufacturing costs; (9) actions by third parties, including government agencies; (10) the impacts of epidemics, pandemics, or similar public health crises on the global economy and, in particular, our customers, suppliers and end-markets, (11) potential disruptions, instability, and volatility in global markets as a result of global military action, acts of terrorism or armed conflict, including from the imposition of economic sanctions on Russia resulting from the invasion of Ukraine; (12) cybersecurity and data protection risks and (13) other risk factors as detailed from time to time in Wabtec’s reports filed with the SEC, including Wabtec’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this communication. Wabtec does not undertake any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements. This presentation as well as Wabtec’s earnings release and 2024 financial guidance mention certain non-GAAP financial performance measures, including adjusted gross profit, adjusted operating expenses, adjusted income from operations, adjusted interest and other expense, adjusted net income, adjusted operating margin, adjusted gross margin, adjusted income tax expense, adjusted earnings per diluted share, EBITDA and adjusted EBITDA, net debt and operating cash flow conversion rate. Wabtec defines EBITDA as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is further adjusted for restructuring costs. Wabtec defines operating cash flow conversion as net cash provided by operating activities divided by net income plus depreciation and amortization including deferred debt cost amortization. While Wabtec believes these are useful supplemental measures for investors, they are not presented in accordance with GAAP. Investors should not consider non-GAAP measures in isolation or as a substitute for net income, cash flows from operations, or any other items calculated in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have inherent material limitations as performance measures because they add back certain expenses incurred by the Company to GAAP financial measures, resulting in those expenses not being taken into account in the applicable non-GAAP financial measure. Because not all companies use identical calculations, Wabtec’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Included in this presentation are reconciliation tables that provide details about how adjusted results relate to GAAP results. Wabtec is not presenting a quantitative reconciliation of its forecasted GAAP earnings per diluted share to forecasted adjusted earnings per diluted share as it is unable to predict with reasonable certainty and without unreasonable effort the impact and timing of restructuring-related and other charges, including acquisition-related expenses and the outcome of certain regulatory, legal and tax matters; the financial impact of these items is uncertain and is dependent on various factors, including the timing, and could be material to Wabtec’s Consolidated Statement of Earnings.

W A B T E C TODAY’S PARTICIPANTS J O H N O L I N Executive Vice President & Chief Financial Officer R A F A E L S A N T A N A President & Chief Executive Officer K Y R A Y A T E S Vice President, Investor Relations

WABTEC

3Q 2024 OVERVIEW

SALES	**$2.66B**	Up 4.4% YOY
OPERATING MARGIN	**16.3%** GAAP	**19.7%** Adjusted
EARNINGS PER SHARE	**$1.63** GAAP	**$2.00** Adjusted
CASH FLOW FROM OPERATIONS(1)	**$542M**	
12-MONTH BACKLOG	**$7.62B**	

3Q 2024 HIGHLIGHTS

Increased sales were driven by growth in the Freight & Transit Segments

Operating margin benefited from sales growth and improved gross margin

GAAP EPS up 22.6% YoY … Adjusted EPS up 17.6% YoY from higher sales and operating margin expansion

Strong cash quarter; YTD cash flow of $1,111M vs $515M in year ago period

Backlog continues to provide strong visibility … 12-month up 7.5% and multi-year backlog at $22.2 billion

STRONG EXECUTION AND MOMENTUM ACROSS THE BUSINESS

Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations
(1) The favorable impact from proceeds of accounts receivable securitization was $95 million in the 3rd quarter of 2024, and there was zero impact in the prior year period

4

WABTEC

2024 MARKET EXPECTATIONS

FREIGHT	FAVORABLE / UNFAVORABLE
NA Carloads	+
Active Locomotive Fleet	↔
International Freight Volumes	+
NA Railcar Deliveries	-
Mining Commodities	+/↔

TRANSIT	
Infrastructure Investment	+
Global Ridership	+/↔

NORTH AMERICAN FREIGHT CARLOADS



2.8%
1.8%
2.1%
2.5%
4Q23
1Q24
2Q24
3Q24

Source: Association of American Railroads

NORTH AMERICAN AVG ACTIVE LOCOMOTIVES



3Q21
3Q22
3Q23
3Q24

Source: Wabtec

NORTH AMERICAN RAILCAR DELIVERIES



52K HISTORICAL
10-YEAR AVERAGE
33K
30K
41K
45K
41K
2020
2021
2022
2023
2024F

Source: Rail Supply Institute and FTR Associates

INTERNATIONAL FREIGHT VOLUMES



3.8%
5.7%
4.8%
8.2%
3.0%
Brazil
China
India
South Africa
Kazakhstan

Sources: Previous 3 months available for China, Kazakhstan, India Ministry of Railways, Brazil: ANTT, South Africa

5

W A B T E C EXECUTING ON OUR VALUE CREATION FRAMEWORK DRIVERS OF PORTFOLIO GROWTH RECENT WINS Signed multi-year new locomotive order in Kazakhstan for $405 million Won long-term parts contract with Class 1 for $307 million Closed on a Transit Passenger Information Systems contract with Siemens Mobility valued at $70 million Expanded service contract with Indian Railways for $30 million Accelerate innovation of scalable technologies Grow and refresh expansive global installed base Lead decarbonization of rail Expand high-margin recurring revenue streams Drive continuous operational improvement

W A B T E C 7 0 0.5 1 1.5 2 2.5 3 Chart Title 3Q 2024 FINANCIAL SUMMARY 0 100 200 300 400 500 600 Category 1 Chart Title (1) Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations INCREASED SALES, MARGIN EXPANSION AND EPS GROWTH 4.4% INCREASE (4.5% INCREASE EX-CURRENCY) SALES 2 0 2 3 2 0 2 4 2 0 2 3 GAAP 2 0 2 4 GAAP 2 0 2 3 ADJ(1) 2 0 2 4 ADJ(1) $370M 14.5% 16.3% $457M 17.9% $524M 19.7% OP INCOME / OP MARGIN $1.33 $1.63 $1.70 $2.00 0 0.5 1 1.5 2 2.5 Category 12 0 2 3 GAAP 2 0 2 4 GAAP 2 0 2 3 ADJ(1) 2 0 2 4 ADJ(1) +22.6% YOY +17.6% YOY EPS $2.55B $2.66B $433M

WABTEC

3Q 2024 SALES



(in millions)

PRODUCT LINE	3Q24	YOY
Equipment	$513	(17.3)%
Components	$296	1.0%
Digital Intelligence	$204	12.7%
Services	$917	16.5%
Freight Segment	$1,930	2.6%
Transit Segment	$733	9.6%
TOTAL SALES	**$2,663**	**4.4%**

3Q KEY DRIVERS

EQUIPMENT
Lower locomotive deliveries as planned, partially offset with increased mining sales

COMPONENTS
International freight car & industrial growth offsetting N.A. freight car decrease. Industry forecasting the build to be down 9% in 2024

DIGITAL INTELLIGENCE
Higher sales from international, including PTC, next generation on-board locomotive products & digital mining

SERVICES
Increased sales from higher modernization deliveries and overhauls

TRANSIT
Higher OE sales … Sales up 8.4% on constant currency basis

8

WABTEC

3Q 2024 CONSOLIDATED GROSS PROFIT



($ in millions)	GAAP	Adjusted
2023 GROSS PROFIT	**$792**	**$805**
% Gross Profit Margin	*31.0%*	*31.5%*
Volume	↑	↑
Mix/Pricing	↑	↑
Raw Materials	↔	↔
Currency	↓	↓
Manufacturing/Other	↑	↑
2024 GROSS PROFIT	**$880**	**$887**
% Gross Profit Margin	*33.0%*	*33.3%*

Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations

3Q KEY DRIVERS

VOLUME
Higher Freight & Transit segment sales

MIX/PRICING
Favorable mix of products within Freight segment, partially offset by unfavorable mix between segments

RAW MATERIALS
Largely flat input costs

CURRENCY
Unfavorable foreign exchange decreased adjusted gross profit $2M (adjusted operating income unfavorable by $2M)

MANUFACTURING/OTHER
Increased productivity, benefits of Integration 2.0/Portfolio Optimization, and lapping 3Q 2023 manufacturing inefficiencies resulting from strike in Erie

9

WABTEC

3Q 2024 CONSOLIDATED OPERATING INCOME

($ in millions)	GAAP	Adjusted
2023 OP INCOME	**$370**	**$457**
% Operating Margin	*14.5%*	*17.9%*
Gross Profit	88	82
SG&A	(23)	(18)
Engineering	3	3
Amortization	(5)	-
2024 OP INCOME	**$433**	**$524**
% Operating Margin	*16.3%*	*19.7%*



OP MARGIN BENEFITED FROM HIGHER SALES AND INCREASED GROSS MARGIN

Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations

W A B T E C 11 0 1 2 3 4 5 6 Chart Title 0 0.5 1 1.5 2 2.5 Chart Title 3Q 2024 FREIGHT SEGMENT PERFORMANCE 0 50 100 150 200 250 300 350 400 450 500 Category 1 2.6% INCREASE (3.2% INCREASE EX-CURRENCY) SALES 2 0 2 3 2 0 2 4 2 0 2 3 GAAP 2 0 2 4 GAAP 2 0 2 3 ADJ(1) 2 0 2 4 ADJ(1) $325M 17.3% $390M 20.2% $397M 21.2% $467M 24.1% OP INCOME / OP MARGIN 12-MONTH BACKLOG $1.88B $1.93B(2) Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations (1) Freight segment operating income was positively impacted by below-market intangible amortization of $11 million; down $2 million versus 3rd quarter 2023 (2) Foreign exchange negatively impacted Freight sales by $11 million; Foreign exchange rates had a negative $95 million impact on segment multi-year backlog 6.4% INCREASE YOY 1.1% INCREASE MULTI-YEAR BACKLOG(2) YOY 2 0 2 3 2 0 2 4 $5.25B $5.59B

W A B T E C 12 0 0.5 1 1.5 2 2.5 Chart Title 0 100 200 300 400 500 600 700 800 Chart Title 3Q 2024 TRANSIT SEGMENT PERFORMANCE 0 10 20 30 40 50 60 70 80 90 100 Category 1 9.6% INCREASE (8.4% INCREASE EX-CURRENCY) SALES 2 0 2 3 2 0 2 4 2 0 2 3 GAAP 2 0 2 4 GAAP 2 0 2 3 ADJ 2 0 2 4 ADJ $70M 10.3% $79M 10.8% $85M 12.5% $93M 12.8% OP INCOME / OP MARGIN 12-MONTH BACKLOG $669M $733M(1) 10.8% INCREASE YOY 14.4% INCREASE MULTI-YEAR BACKLOG(1) YOY 2 0 2 3 2 0 2 4 $1.84B $2.04B Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations (1) Foreign exchange positively impacted Transit sales by $8 million; Foreign exchange rates had a positive $154 million impact on segment multi-year backlog

WABTEC

RESILIENT BUSINESS ALLOWS FOR EXECUTION ON FINANCIAL PRIORITIES



FOCUSED ON CASH CONVERSION(1)

YTD CASH FROM OPS



YTD 2023
$515M(4)
53% Cash Conv(1)
YTD 2024
$1,111M(4)
90% Cash Conv(1)

3rd quarter cash from operations of $542M was driven by strong growth in net income and increased securitization

DISCIPLINED CAPITAL ALLOCATION



$1,111M
Cash
from Ops
$210M
Change in Cash
$974M
Share repurchases
$106M
Dividends
$118M
Debt /Other
$123M
Capex

Year to Date 2024

Strong balance sheet and financial position ... liquidity of $1.90B(3)

Debt leverage ratio of 1.7x(2) versus 2.1x in year ago quarter

Returning capital to shareholders ... **$1,080M returned YTD through share repurchases and dividends**

STRONG FINANCIAL PERFORMANCE; INVESTING FOR GROWTH AND MAXIMIZING SHAREHOLDER RETURNS

Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations

(1) Cash from Operations conversion % is defined as GAAP Cash from Operations divided by GAAP net income plus depreciation and amortization including deferred debt cost amortization
(2) Leverage ratio is defined as net debt divided by trailing 12-month adjusted EBITDA (as defined in Wabtec's credit agreements). Net debt is defined as total debt minus cash, restricted cash and cash equivalents
(3) At September 30, 2024, the Company's total available liquidity was $1.90 billion, which includes cash and cash equivalents of $0.40 billion, plus $1.50 billion available under current credit facilities
(4) The favorable impact from proceeds of accounts receivable securitization was $75 million in the 3rd quarter year to date in 2024 and $155 million in the prior year period

13

W A B T E C 14 2024 Updated F inanc ial Guidance ( 1 , 2 ) - Adjusted operating margin up - Favorable productivity/absorption - Benefits of Integration 2.0/Portfolio Optimization - Lower SG&A & Engineering expenses as % of sales g K E Y A S S U M P T I O N S - Tax rate ~24.5% - Capex ~2% of sales R E V E N U E S $10.25B to $10.55B A D J U S T E D D I L U T E D E P S $7.20 to $7.50 C A S H C O N V E R S I O N (3) >90% UPDATED GUIDANCEPRIOR GUIDANCE R E V E N U E S $10.25B to $10.55B A D J U S T E D D I L U T E D E P S $7.45 to $7.65 C A S H C O N V E R S I O N (3) >90% (1) See Forward looking statements and non-GAAP financial information (2) Wabtec is not presenting a quantitative reconciliation of our forecasted GAAP earnings per diluted share to forecasted adjusted earnings per diluted share in reliance on the unreasonable efforts exemption provided under Item 10(e)(1)(i)(B) of Regulation S-K. Wabtec is unable to predict with reasonable certainty and without unreasonable effort the impact and timing of restructuring-related and other charges, including acquisition-related expenses and the outcome of certain regulatory, legal and tax matters The financial impact of these items is uncertain and is dependent on various factors, including timing, and could be material to our Consolidated Statements of Earnings (3) Cash from operations conversion % is defined as GAAP cash from operations divided by GAAP net income plus depreciation and amortization including deferred debt cost amortization I N CR EAS ED A ND TI GHT EN ED ADJ US T ED EPS RAN GE TO $ 7 .45 - $7 . 65

WABTEC

KEY TAKEAWAYS

5-YEAR OUTLOOK[1]

MSD CORE ORGANIC GROWTH CAGR

+

250 – 300 BPS MARGIN EXPANSION

+

DISCIPLINED CAPITAL DEPLOYMENT

=

DOUBLE-DIGIT EPS GROWTH WITH STRONG OPERATING CASH FLOW CONVERSION (90%+)

01 Strong revenue growth, margin expansion, increased earnings, and improved cash flow

02 Positive productivity driven by continuous cost improvement combined with realization of Integration 2.0 savings

03 Continued momentum across the portfolio and strong order pipeline and backlog, internationally and in North America

04 Wabtec is well-positioned to drive higher returns and create significant long-term value for shareholders

(1) Long-term guidance as of March 9, 2022 (on an adjusted earnings basis)

15

INCOME STATEMENT

APPENDIX A (1 of 2)

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2024 AND 2023
(AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2024	2023	2024	2023
Net sales	$ 2,663	$ 2,550	$ 7,804	$ 7,151
Cost of sales	(1,783)	(1,758)	(5,235)	(4,971)
Gross profit	880	792	2,569	2,180
Gross profit as a % of Net Sales	*33.0%*	*31.0%*	*32.9%*	*30.5%*
Selling, general and administrative expenses	(318)	(295)	(915)	(843)
Engineering expenses	(50)	(53)	(155)	(157)
Amortization expense	(79)	(74)	(224)	(222)
Total operating expenses	(447)	(422)	(1,294)	(1,222)
Operating expenses as a % of Net Sales	*16.8%*	*16.5%*	*16.6%*	*17.1%*
Income from operations	433	370	1,275	958
Income from operations as a % of Net Sales	*16.3%*	*14.5%*	*16.3%*	*13.4%*
Interest expense, net	(52)	(60)	(148)	(163)
Other (expense) income, net	(3)	10	(1)	17
Income before income taxes	378	320	1,126	812
Income tax expense	(92)	(78)	(272)	(204)
Effective tax rate	*24.2%*	*24.5%*	*24.1%*	*25.1%*
Net income	286	242	854	608
Less: Net income attributable to noncontrolling interest	(3)	(2)	(10)	(8)
Net income attributable to Wabtec shareholders	$ 283	$ 240	$ 844	$ 600
Earnings Per Common Share				
Basic				
Net income attributable to Wabtec shareholders	$ 1.63	$ 1.34	$ 4.81	$ 3.34
Diluted				
Net income attributable to Wabtec shareholders	$ 1.63	$ 1.33	$ 4.80	$ 3.33
Basic	173.4	178.6	175.1	179.1
Diluted	174.1	179.2	175.7	179.7

Wabtec CORPORATION

INCOME STATEMENT (CONT.) APPENDIX A ( 2 of 2) 2024 2023 2024 2023 Segment Information Freight Net Sales 1,930$ 1,881$ 5,674$ 5,134$ Freight Income from Operations 390$ 325$ 1,149$ 820$ Freight Operating Margin 20.2% 17.3% 20.2% 16.0% Transit Net Sales 733$ 669$ 2,130$ 2,017$ Transit Income from Operations 79$ 70$ 235$ 208$ Transit Operating Margin 10.8% 10.3% 11.0% 10.3% Backlog Information (Note: 12-month is a sub-set of total) September 30, 2024 June 30, 2024 September 30, 2023 Freight Total 17,756$ 17,929$ 17,570$ Transit Total 4,478 4,146 3,913 Wabtec Total 22,234$ 22,075$ 21,483$ Freight 12-Month 5,589$ 5,504$ 5,254$ Transit 12-Month 2,035 1,830 1,837 Wabtec 12-Month 7,624$ 7,334$ 7,091$ September 30, September 30, Three Months Ended Nine Months Ended WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF INCOME FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2024 AND 2023 (AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA) (UNAUDITED)

BALANCE SHEET APPENDIX B September 30, 2024 December 31, 2023 In millions Cash, cash equivalents and restricted cash 410$ 620$ Receivables, net 1,782 1,684 Inventories, net 2,380 2,284 Other current assets 202 267 Total current assets 4,774 4,855 Property, plant and equipment, net 1,439 1,485 Goodwill 8,786 8,780 Other intangible assets, net 2,996 3,205 Other noncurrent assets 649 663 Total assets 18,644$ 18,988$ Current liabilities 3,681$ 4,056$ Long-term debt 3,517 3,288 Long-term liabilities - other 1,155 1,120 Total liabilities 8,353 8,464 Shareholders' equity 10,250 10,487 Noncontrolling interest 41 37 Total shareholders' equity 10,291 10,524 Total Liabilities and Shareholders' Equity 18,644$ 18,988$ WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

CASH FLOW APPENDIX C 2024 2023 In millions Operating activities Net income 854$ 608$ Non-cash expense 387 372 Receivables (92) (214) Inventories (115) (201) Accounts Payable 87 (50) Other assets and liabilities (10) - Net cash provided by operating activities 1,111 515 Net cash used for investing activities (106) (336) Net cash used for financing activities (1,209) (323) Effect of changes in currency exchange rates (6) (5) Decrease in cash (210) (149) Cash, cash equivalents and restricted cash, beginning of period 620 541 Cash, cash equivalents and restricted cash, end of period 410$ 392$ WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) Nine Months Ended September 30,

EPS AND NON-GAAP RECONCILIATION

APPENDIX D (1 of 3)

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

Third Quarter 2024 Actual Results	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 2,663	$ 880	$ (447)	$ 433	$ (55)	$ (92)	$ 286	$ (3)	$ 283	$ 1.63
Restructuring and Portfolio Optimization costs	-	7	11	18	-	(4)	14	-	14	$ 0.07
Non-cash Amortization expense	-	-	73	73	-	(19)	54	-	54	$ 0.30
Adjusted Results	$ 2,663	$ 887	$ (363)	$ 524	$ (55)	$ (115)	$ 354	$ (3)	$ 351	$ 2.00
Fully Diluted Shares Outstanding										174.1

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

Third Quarter Year-to-Date 2024 Actual Results	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 7,804	$ 2,569	$ (1,294)	$ 1,275	$ (149)	$ (272)	$ 854	$ (10)	$ 844	$ 4.80
Restructuring and Portfolio Optimization costs	-	19	19	38	(4)	(8)	26	-	26	$ 0.14
Non-cash Amortization expense	-	-	216	216	-	(53)	163	-	163	$ 0.92
Adjusted Results	$ 7,804	$ 2,588	$ (1,059)	$ 1,529	$ (153)	$ (333)	$ 1,043	$ (10)	$ 1,033	$ 5.86
Fully Diluted Shares Outstanding										175.7

Wabtec CORPORATION

APPENDIX D (2 of 3)

EPS AND NON-GAAP RECONCILIATION

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

	Third Quarter 2023 Actual Results									
	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 2,550	$ 792	$ (422)	$ 370	$ (50)	$ (78)	$ 242	$ (2)	$ 240	$ 1.33
Restructuring costs	-	13	-	13	-	(3)	10	-	10	$ 0.06
Non-cash Amortization expense	-	-	74	74	-	(19)	55	-	55	$ 0.31
Adjusted Results	$ 2,550	$ 805	$ (348)	$ 457	$ (50)	$ (100)	$ 307	$ (2)	$ 305	$ 1.70
Fully Diluted Shares Outstanding										179.2

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

	Third Quarter Year-to-Date 2023 Actual Results									
	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 7,151	$ 2,180	$ (1,222)	$ 958	$ (146)	$ (204)	$ 608	$ (8)	$ 600	$ 3.33
Restructuring costs	-	25	7	32	-	(8)	24	-	24	$ 0.13
Non-cash Amortization expense	-	-	222	222	-	(56)	166	-	166	$ 0.92
Adjusted Results	$ 7,151	$ 2,205	$ (993)	$ 1,212	$ (146)	$ (268)	$ 798	$ (8)	$ 790	$ 4.38
Fully Diluted Shares Outstanding										179.7

Wabtec CORPORATION

EPS AND NON-GAAP RECONCILIATION

APPENDIX D (3 of 3)

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

	Fourth Quarter Year-to-Date 2023 Actual Results									
	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 9,677	$ 2,944	$ (1,678)	$ 1,266	$ (174)	$ (267)	$ 825	$ (10)	$ 815	$ 4.53
Restructuring and Portfolio Optimization costs	-	38	41	79	-	(17)	62	-	62	$ 0.34
Gain on LKZ Investment	-	-	-	-	(35)	-	(35)	-	(35)	$ (0.19)
Non-cash Amortization expense	-	-	298	298	-	(74)	224	-	224	$ 1.24
Adjusted Results	$ 9,677	$ 2,982	$ (1,339)	$ 1,643	$ (209)	$ (358)	$ 1,076	$ (10)	$ 1,066	$ 5.92
Fully Diluted Shares Outstanding										179.5

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

	Fourth Quarter Year-to-Date 2022 Actual Results									
	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 8,362	$ 2,540	$ (1,529)	$ 1,011	$ (157)	$ (213)	$ 641	$ (8)	$ 633	$ 3.46
Restructuring costs	-	43	9	52	-	(13)	39	-	39	$ 0.21
Non-cash Amortization expense	-	-	291	291	-	(73)	218	-	218	$ 1.19
Adjusted Results	$ 8,362	$ 2,583	$ (1,229)	$ 1,354	$ (157)	$ (299)	$ 898	$ (8)	$ 890	$ 4.86
Fully Diluted Shares Outstanding										182.8

EBITDA RECONCILIATION

APPENDIX E

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
2024 Q3 EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring Costs	=	Adjusted EBITDA
Consolidated Results	$433		($3)		$133		$563		$4		$567

Wabtec Corporation
2024 Q3 YTD EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring Costs	=	Adjusted EBITDA
Consolidated Results	$1,275		($1)		$371		$1,645		$17		$1,662

Wabtec Corporation
2023 Q3 EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring Costs	=	Adjusted EBITDA
Consolidated Results	$370		$10		$124		$504		$10		$514

Wabtec Corporation
2023 Q3 YTD EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring Costs	=	Adjusted EBITDA
Consolidated Results	$958		$17		$367		$1,342		$24		$1,366

Wabtec CORPORATION

SALES BY PRODUCT LINE APPENDIX F In millions 2024 2023 Freight Segment Equipment 513$ 620$ Components 296 293 Digital Intelligence 204 181 Services 917 787 Total Freight Segment 1,930$ 1,881$ Transit Segment Original Equipment Manufacturer 349$ 308$ Aftermarket 384 361 Total Transit Segment 733$ 669$ In millions 2024 2023 Freight Segment Equipment 1,609$ 1,442$ Components 911 825 Digital Intelligence 579 563 Services 2,575 2,304 Total Freight Segment 5,674$ 5,134$ Transit Segment Original Equipment Manufacturer 969$ 931$ Aftermarket 1,161 1,086 Total Transit Segment 2,130$ 2,017$ Nine Months Ended September 30, WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION SALES BY PRODUCT LINE (UNAUDITED) Three Months Ended September 30,

SEGMENT GROSS MARGIN & OPERATING MARGIN RECONCILIATION APPENDIX G In millions Gross Profit Income from Operations Gross Profit Income from Operations Gross Profit Income from Operations Gross Profit Income from Operations Freight Segment Reported Results 673$ 390$ 609$ 325$ 1,967$ 1,149$ 1,625$ 820$ Freight Segment Reported Margin 35.0% 20.2% 32.4% 17.3% 34.7% 20.2% 31.7% 16.0% Restructuring and Portfolio Optimization costs 2 10 2 3 10 18 8 11 Non-cash Amortization expense - 67 - 69 - 201 - 206 Freight Segment Adjusted Results 675$ 467$ 611$ 397$ 1,977$ 1,368$ 1,633$ 1,037$ Freight Segment Adjusted Margin 35.1% 24.1% 32.5% 21.2% 34.8% 24.1% 31.8% 20.2% Transit Segment Reported Results 207$ 79$ 183$ 70$ 602$ 235$ 555$ 208$ Transit Segment Reported Margin 28.2% 10.8% 27.2% 10.3% 28.2% 11.0% 27.5% 10.3% Restructuring costs 5 8 11 10 9 20 17 21 Non-cash Amortization expense - 6 - 5 - 15 - 16 Transit Segment Adjusted Results 212$ 93$ 194$ 85$ 611$ 270$ 572$ 245$ Transit Segment Adjusted Margin 28.8% 12.8% 28.9% 12.5% 28.7% 12.7% 28.3% 12.1% 2024 2023 2024 2023 WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION RECONCILIATION OF REPORTED RESULTS TO ADJUSTED RESULTS - BY SEGMENT (UNAUDITED) Three Months Ended September 30, Nine Months Ended September 30,

SEGMENT SALES RECONCILIATION APPENDIX H In millions Freight Transit Consolidated 2023 Net Sales 1,881$ 669$ 2,550$ Acquisitions 2 - 2 Foreign Exchange (11) 8 (3) Organic 58 56 114 2024 Net Sales 1,930$ 733$ 2,663$ Change ($) 49 64 113 Change (%) 2.6% 9.6% 4.4% Freight Transit Consolidated 2023 Net Sales 5,134$ 2,017$ 7,151$ Acquisitions 72 - 72 Foreign Exchange (18) 2 (16) Organic 486 111 597 2024 Net Sales 5,674$ 2,130$ 7,804$ Change ($) 540 113 653 Change (%) 10.5% 5.6% 9.1% Nine Months Ended September 30, WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION RECONCILIATION OF CHANGES IN NET SALES - BY SEGMENT (UNAUDITED) Three Months Ended September 30,

APPENDIX ICASH CONVERSION RECONCILIATION Wabtec Corporation 2024 Q3 Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $542 $286 $134 129% Wabtec Corporation 2024 Q3 YTD Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $1,111 $854 $375 90% Wabtec Corporation 2023 Q3 Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $425 $242 $125 116% Wabtec Corporation 2023 Q3 YTD Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $515 $608 $371 53% Cash Conversion Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP. ÷ (Net Income + Depreciation & Amortization) = Cash Conversion ÷ (Net Income + Depreciation & Amortization) = Cash Conversion ÷ (Net Income + Depreciation & Amortization) = Cash Conversion ÷ (Net Income + Depreciation & Amortization) =